                                           NATIONS GOVERNMENT INCOME
                                              TERM TRUST 2003, INC.


                                                  ANNUAL
                                                  REPORT

                                    For the Year Ended June 30, 1997





                                                       -------------------------

                                                                  NATIONS

                                                       -------------------------
                                                       -------------------------

                                                               GOVERNMENT

                                                       -------------------------
                                                       -------------------------

                                                              INCOME TERM

                                                       -------------------------
                                                       -------------------------

                                                               TRUST 2003

                                                       -------------------------

--------------------------------------------------------------------------------
        NOT                              MAY LOSE VALUE
        FDIC-
        INSURED                          NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND ITS AFFILIATES PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.
--------------------------------------------------------------------------------

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

DEAR SHAREHOLDER:

     We welcome this opportunity to provide you with the annual report for Nations Government Income Term Trust 2003, Inc. (the "Company") for the 12-month period ending June 30, 1997, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

     The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGI." The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) on or about September 30, 2003.

PORTFOLIO PERFORMANCE*

     For the 12-month period ending June 30, 1997, the Company distributed net investment income of $0.61 per share. The June dividend of $0.0465 per share represents a slight reduction from the previous dividend. Over the last few months, short-term interest rates have risen and the yield curve has flattened, resulting in a reduction in the level of income generated by the Company. The dividend was reduced to better reflect the level of income being generated by the Company's portfolio securities. This dividend rate equates to an annualized yield of 5.58% based on the initial offering price of $10.00 per share. In addition, the dividend rate of $0.465 per month translates into a current annualized yield of 6.66% based upon the closing market price of $8.375 per share on June 30, 1997. The net asset value of the Company's shares on June 30, 1997 was $9.22.

MARKET ENVIRONMENT

     The economic landscape was supportive of fixed income investments during the past year. Economic strength has been sufficient to create near-full employment and high consumer confidence, but inflation has been declining as global competition and productivity gains have held down costs and reduced corporate pricing power. The Federal Reserve Board has shown its resolve to keep inflation at bay by raising interest rates slightly (0.25%) in March of 1997 as Gross Domestic Product (GDP) briefly moved above its non-inflationary trend. The offsetting nature of these forces has resulted in a continuation of the range bound bond market, with yields on the 10-year U.S. Treasury Note moving within a range of 6% to 7% for the year. This lower volatility market has been positive for fixed income securities, and contributed to portfolio performance.

MARKET OUTLOOK

     Prospects for the bond market are good in the coming year. We believe economic expansion should continue, but we don't look for excesses to develop that would cause inflation concerns. The bond market has become increasingly efficient at moving to offset the impact of any growth that appears to be above or below the long-term non-inflationary trend. This has contributed to a dampening of volatility of the business cycle, and we see nothing ahead that would disrupt this pattern. This, in turn, suggests continued positive prospects for the bond market in the year ahead.


Sincerely,

/s/ Mark H. Williamson
----------------------------
Mark H. Williamson
President
June 30, 1997

-------------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations Government Income Term Trust 2003, Inc.

------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                                               JUNE 30, 1997
------------------------------------------------------------------------------------------------------

 PRINCIPAL                                                                                     VALUE
  AMOUNT                                                                                      (NOTE 1)
======================================================================================================
MORTGAGE-BACKED SECURITIES -- 76.6%
              FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 44.6%
              REMIC:
$ 4,380,578   Series 1489 VB, CMO, Inverse Floater, 6.686% 10/15/07**...................  $  3,935,182
  4,500,000   Series 1544 SA, CMO, TAC, Inverse Floater, 7.150% 07/15/08**..............     4,153,150
  2,274,764   Series 1550 SD, CMO, TAC, Inverse Floater, 5.571% 07/15/08**..............     1,952,572
  6,205,511   Series 1693 SC, CMO, TAC, Inverse Floater, 5.60% 03/15/09**...............     4,849,885
  3,589,000   Series 1437 W, CMO, PAC, Inverse Floater, 8.166% 11/15/19**...............     3,428,083
 13,050,000   Series 1399 G, CMO, PAC, 7.000% 12/15/19..................................    13,142,004
 20,000,000   Series 1435 G, CMO, PAC, 7.000% 12/15/21..................................    20,031,520
 13,546,000   Series 1517 H, CMO, PAC, 7.000% 03/15/22..................................    13,530,799
  1,448,999   Series 1644 NB, PAC, Inverse Floater, 5.60% 12/15/23**....................     1,328,045
                                                                                          ------------
                                                                                            66,351,240
                                                                                          ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 20.0%
              REMIC:
 10,000,000   Certificate 92-193 HD, CMO, PAC, 7.000% 11/25/07..........................    10,030,511
  3,824,168   Certificate 93-214 SP, CMO, PAC, Inverse Floater, 4.274% 12/25/08**.......     3,492,477
  2,124,560   Certificate 93-231 SA, CMO, Inverse Floater, 5.344% 12/25/08**............     1,806,872
  3,113,727   Certificate 91-162 SA, PAC, Inverse Floater, 10.237% 04/25/20**...........     3,139,047
      2,767   Certificate 92-16 SQ, Inverse Floater, 7368.819% 03/25/22**...............       477,074
  6,201,124   Certificate 93-247 SK, CMO, TAC, Inverse Floater, 9.559% 02/25/23**.......     6,200,960
  2,972,708   Certificate 93-179 SG, TAC, Inverse Floater, 5.036% 10/25/23**............     2,703,490
  2,093,986   Certificate 93-202 VB, PAC, Inverse Floater, 5.165% 11/25/23**............     1,895,424
                                                                                          ------------
                                                                                            29,745,855
                                                                                          ------------
              WHOLE LOAN COLLATERAL -- 12.0%
  7,000,000   General Electric Capital Mortgage Services Inc., CMO, TAC, Series 1994-13,
                Class A-8, 6.500% 04/25/24..............................................     6,473,114
              Residential Funding Mortgage, CMO:
  5,276,000   Series 1993-S48, PAC, Class A-7, 6.500% 12/25/08..........................     5,079,640
  6,622,424   Series 1993-S48, TAC, Class A-8, 6.500% 12/25/08..........................     6,245,388
                                                                                          ------------
                                                                                            17,798,142
                                                                                          ------------
              TOTAL MORTGAGE-BACKED SECURITIES (Cost $116,811,602)......................   113,895,237
                                                                                          ============
MUNICIPAL BONDS -- 12.6%
  6,250,000   Clark County, Nevada, School District, Series B, 4.800% 06/01/03***.......     4,717,250
  5,850,000   Houston, Texas, Independent School District, 4.800% 08/15/03***...........     4,359,362
  2,870,000   Illinois Educational Facilities, Authority Revenue, 4.900% 07/01/03***....     2,144,981
  3,755,000   Maricopa County, Arizona, School District, 4.856% 07/01/03***.............     2,824,585
  6,430,000   Tulsa, Oklahoma, Industrial Authority Hospital Revenue, 4.800%
                12/01/03***.............................................................     4,754,021
                                                                                          ------------
              TOTAL MUNICIPAL BONDS (Cost $18,825,796)..................................    18,800,199
                                                                                          ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.

------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                                                     JUNE 30, 1997
------------------------------------------------------------------------------------------------------

 PRINCIPAL                                                                                     VALUE
  AMOUNT                                                                                      (NOTE 1)
======================================================================================================
U.S. TREASURY OBLIGATIONS -- 10.2%
              U.S. TREASURY BILL -- 0.3%
$   385,000   5.10% 09/25/97***.........................................................   $    380,520
                                                                                           ------------
              U.S. TREASURY BOND -- 2.2%
  3,309,000   6.25% 02/28/02............................................................      3,290,904
                                                                                           ------------
              U.S. TREASURY NOTE -- 7.7%
    170,000   6.00% 11/30/97............................................................        170,292
 11,762,000   5.75% 08/15/03............................................................     11,352,168
                                                                                           ------------
                                                                                             11,522,460
              TOTAL U.S. TREASURY OBLIGATIONS(Cost $14,974,146).........................     15,193,884
                                                                                           ============
TOTAL INVESTMENTS (Cost $150,611,544*).........................................    99.4%    147,889,320
OTHER ASSETS AND LIABILITIES (NET).............................................     0.6         825,981
                                                                                  -----    ------------
NET ASSETS.....................................................................   100.0%   $148,715,301
                                                                                  =====    ============

---------------
  * Aggregate cost for Federal tax purposes was $148,572,275.
 ** Current coupon rate at June 30, 1997.
*** Zero Coupon Security. The rate shown is the effective yield at date of purchase.

ABBREVIATIONS:
CMO    Collateralized Mortgage Obligation
PAC    Planned Amortization Class
REMIC  Real Estate Mortgage Investment Conduit
TAC    Targeted Amortization Class


                      SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.


-----------------------------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                                                    JUNE 30, 1997
-----------------------------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost $150,611,544) (Note 1) See
      accompanying schedule............................................                   $147,889,320
     Cash..............................................................                         13,699
     Interest receivable...............................................                        866,103
     Receivable for investment securities sold.........................                      1,117,995
     Unamortized organization costs (Note 5)...........................                          3,060
                                                                                          ------------
          Total Assets.................................................                    149,890,177
                                                                                          ------------
LIABILITIES:
     Payable for repurchase of common shares (Note 4)..................    $1,107,940
     Accrued legal and audit fees......................................        36,910
     Accrued shareholder reports expense...............................        11,612
     Transfer agent fees payable (Note 2)..............................         8,119
     Custodian fees payable (Note 2)...................................         2,305
     Administration fee payable (Note 2)...............................         3,333
     Accrued directors' fees and expenses (Note 2).....................           750
     Accrued expenses and other payables...............................         3,907
                                                                            ---------
          Total Liabilities............................................                      1,174,876
                                                                                          ------------
NET ASSETS.............................................................                   $148,715,301
                                                                                          ============
NET ASSETS consist of:
     Undistributed net investment income...............................                   $  1,555,567
     Accumulated net realized loss on investments sold.................                     (3,767,031)
     Net unrealized depreciation of investments........................                     (2,722,224)
     Common Stock at par value (Note 4)................................                         16,128
     Paid-in capital in excess of par value............................                    153,632,861
                                                                                           -----------
          Total Net Assets.............................................                   $148,715,301
                                                                                          ============
NET ASSET VALUE PER SHARE:   ($148,715,301 / 16,127,785 shares of
  common stock outstanding)............................................                   $       9.22
                                                                                          ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.

------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JUNE 30, 1997
INVESTMENT INCOME:
     Interest.............................................................                 $12,679,739
                                                                                           -----------
EXPENSES:
     Investment advisory fee (Note 2).....................................  $   757,864
     Administration fee (Note 2)..........................................      378,932
     Transfer agent fees (Note 2).........................................      104,243
     Legal and audit fees.................................................       90,685
     Custodian fees (Note 2)..............................................       35,012
     Directors' fees and expenses (Note 2)................................        7,554
     Amortization of organization costs (Note 5)..........................        1,530
     Other................................................................       88,441
     Fees waived by investment adviser and administrator (Note 2).........   (1,095,129)
                                                                            -----------
          Total Expenses..................................................      369,132
     Fees reduced by credits allowed by the custodian (Note 2)............       (5,738)
                                                                            -----------
          Net Expenses....................................................                     363,394
                                                                                           -----------

NET INVESTMENT INCOME.....................................................                  12,316,345
                                                                                           -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTES 1 AND 3):
     Net realized gain/(loss) on investments sold during the year.........                    (767,916)
     Net change in unrealized appreciation/(depreciation) of investments
      during the year.....................................................                   4,244,347
                                                                                           -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...........................                   3,476,431
                                                                                           -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                 $15,792,776
                                                                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.

------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED      YEAR ENDED
                                                                             06/30/97        06/30/96
                                                                           ============================
Net investment income...................................................   $ 12,316,345    $ 11,477,861
Net realized gain/(loss) on investments sold during the year............       (767,916)      2,252,250
Net change in unrealized appreciation/(depreciation) of investments
  during the year.......................................................      4,244,347      (5,033,176)
                                                                           ------------    ------------
Net increase in net assets resulting from operations....................     15,792,776       8,696,935
Distributions to shareholders from net investment income................    (10,307,662)    (10,814,727)
Net decrease in net assets from Company share transactions (Note 4).....    (10,916,338)       (746,453)
Increase due to capital contribution (Note 7)...........................             --      11,201,120
                                                                           ------------    ------------
Net increase/(decrease) in net assets...................................     (5,431,224)      8,336,875

NET ASSETS:
Beginning of year.......................................................    154,146,525     145,809,650
                                                                           ------------    ------------
End of year (including undistributed net investment income of $1,555,567
  and $951,023, respectively)...........................................   $148,715,301    $154,146,525
                                                                           ============    ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                  YEAR             YEAR           YEAR        PERIOD
                                                 ENDED             ENDED         ENDED         ENDED
                                              06/30/97+++       06/30/96+++     06/30/95     06/30/94*
                                              ========================================================
Operating performance:
Net asset value, beginning of period.......     $   8.84         $    8.32      $   7.77     $    9.45#
                                                --------         ---------      --------     ---------
Net investment income......................         0.73              0.66          0.69          0.55
Net realized and unrealized gain/(loss) on
  investments..............................         0.20             (0.21)         0.51         (1.72)
                                                --------         ---------      --------     ---------
Net increase/(decrease) in net assets
  resulting from investment operations.....         0.93              0.45          1.20         (1.17)
Dividends from net investment income.......        (0.61)            (0.62)        (0.65)        (0.51)
Increase from repurchase of common shares
  (Note 4).................................         0.06              0.05            --            --
Increase due to capital contribution (Note
  7).......................................           --              0.64            --            --
                                                --------         ---------      --------     ---------
Net increase/(decrease) in net assets......         0.38              0.52          0.55         (1.68)
                                                --------         ---------      --------     ---------
Net asset value, end of period.............     $   9.22         $    8.84      $   8.32     $    7.77
                                                ========         =========      ========     =========
Market value, end of period................     $  8.375         $   7.500      $  7.500     $   8.750
                                                ========         =========      ========     =========
Total return++.............................        20.24%             8.12%        (6.50)%       (7.52)%
                                                ========         =========      ========     =========
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's).......     $148,715         $ 154,147      $145,810     $ 134,589
Ratio of operating expenses to average net
  assets...................................         0.24%             0.27%         0.90%         0.91%+
Ratio of net investment income to average
  net assets...............................         8.10%             7.74%         9.00%         8.43%+
Portfolio turnover rate....................            4%               46%           38%          212%
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian.................         0.24%             0.28%           --            --
Ratio of operating expenses to average net
  assets without waivers, reimbursements
  and/or fees reduced by credits allowed by
  the custodian............................         0.96%             1.00%         0.96%         0.93%+
Net investment income per share without
  waivers, reimbursements and/or fees
  reduced by credits allowed by the
  custodian................................     $   0.67         $    0.60      $   0.69     $    0.55

---------------

  * Nations Government Income Term Trust 2003, Inc. commenced operations on September 30, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period based on market value.
+++ Per share amounts have been calculated using the monthly average shares method.
  # Initial offering price net of sales commissions of $0.55 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 Nations Government Income Term Trust 2003, Inc.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1997
--------------------------------------------------------------------------------

     Nations Government Income Term Trust 2003, Inc. (the "Company") was incorporated under the laws of the State of Maryland on July 26, 1993, and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on September 30, 1993.

1.  SIGNIFICANT ACCOUNTING POLICIES.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

     Securities Valuation: The Company's portfolio securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair market value by the investment adviser under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Securities Transactions and Investment Income: Securities transactions are accounted for on the trade date. Realized gains or losses are computed based on the specific identification of the securities sold. Interest income, adjusted for amortization of discounts and premiums on investments using the effective yield method, is earned from the settlement date and is recorded on the accrual basis.

     Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Company instructs its custodian to establish a segregated account in which it will maintain cash or U.S. Government securities or other high grade debt securities at least equal in value to its commitments for such securities.

     Inverse Floating Rate Obligations: Inverse floating rate obligations ("inverse floaters") are tranches of a REMIC or CMO with an interest rate that moves inversely to a specified index. The interest rate, which is adjusted periodically, is based on a formula incorporating a specific index times a multiplier, plus or minus a spread over the index. The value and related unrealized and realized gain or loss (due to changes in interest rates) on an inverse floater can be much more volatile than other debt securities because of the inverse floater's multiple to the index.

     Dividend and Distributions to Shareholders: It is the policy of the Company to declare and pay monthly distributions from net investment income to shareholders. The Company intends to elect to retain net long-term gains (and pay corporate income tax thereon) and to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero coupon securities of municipal issuers or other municipal securities in which it invests. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company. Permanent differences for the year ended June 30, 1997, resulting from differences in book and tax accounting for REMICs and CMOs, have been reclassified to reflect a decrease to undistributed net investment income of $1,404,139, a decrease to accumulated net realized loss of $1,290,742 and an increase to paid-in-capital of $113,397.

     Federal Income Taxes: It is the policy of the Company to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal

Nations Government Income Term Trust 2003, Inc.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 1997
--------------------------------------------------------------------------------

Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. To the extent that the Company does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS.

     The Company has entered into an investment advisory agreement (the "Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"). Under the terms of the Advisory Agreement, the Company pays NBAI a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the year ended June 30, 1997, NBAI voluntarily waived fees of $757,864.

     The Company and NBAI have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreement, TradeStreet is entitled to receive from NBAI a monthly fee equal to an annual rate of 0.15% of the Company's average weekly net assets. For the year ended June 30, 1997, TradeStreet voluntarily waived all of its fees.

     NationsBank is the Company's administrator. Pursuant to an administration agreement (the "Administration Agreement"), the Company has retained NationsBank to supervise the overall day-to-day operations of the Company and provide various types of administrative services to the Company. Under the terms of the Administration Agreement, NationsBank also maintains certain of the Company's books and records and furnishes, at its own expense, clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business.

     As full compensation for the administrative services furnished to the Company and expenses of the Company assumed by NationsBank, the Company pays NationsBank a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the year ended June 30, 1997, NationsBank voluntarily waived administration fees of $337,265.

     NationsBank has entered into a sub-administration agreement (the "Sub-Administration Agreement") with First Data Investor Services Group, Inc.("First Data"), a wholly-owned subsidiary of First Data Corporation, pursuant to which First Data provides certain administrative services in support of the operations of the Company. The fees to First Data are paid out of the fees paid to NationsBank by the Company pursuant to the Administration Agreement.

     No officer, director or employee of NationsBank, NBAI, TradeStreet or First Data, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company. The Company pays each unaffiliated Director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings.

     Boston Safe & Trust Company ("Boston Safe"), a subsidiary of Mellon Trust, serves as the custodian of the Company's assets. The Company accrues a credit on daily cash balances held at Boston Safe. The earnings credit is applied to the monthly custody fee. For the year ended June 30, 1997, the earnings credit was $5,738.

     First Data serves as the transfer agent and dividend disbursing agent for the Company.

 Nations Government Income Term Trust 2003, Inc.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 1997
--------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS.

     For the year ended June 30, 1997, the cost of purchases and proceeds from sales of long-term U.S. government securities aggregated $5,897,012 and $8,600,700, respectively. The cost of purchases and proceeds from sales of all other long-term securities aggregated $0 and $6,482,656, respectively.

     At June 30, 1997, gross unrealized appreciation and depreciation for tax purposes was $1,050,939 and $1,733,894, respectively.

4. COMMON STOCK.

     At June 30, 1997, 1,000,000,000 shares of common stock, $.001 par value, were authorized.

     The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the year ended June 30, 1997, the Company repurchased 1,309,945 shares of its common stock in the open market at a cost of $10,916,338 and an average discount of approximately 8% from its net asset value. All repurchased shares have been retired by the Company.

     Common stock transactions were as follows:

                                                    YEAR ENDED                YEAR ENDED
                                                     06/30/97                  06/30/96
                                             -------------------------   --------------------
                                               SHARES        AMOUNT       SHARES     AMOUNT
                                             =========================   ====================
Issued as reinvestment of dividends........          --             --      5,773   $  46,342
Shares repurchased by the Company..........  (1,309,945)  $(10,916,338)  (103,400)   (792,795)
                                             ----------   ------------   --------   ---------
Total decrease.............................  (1,309,945)  $(10,916,338)   (97,627)  $(746,453)
                                             ==========   ============   ========   =========

5.  ORGANIZATION COSTS.

     The Company bears all costs in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for the Company.

6.  CAPITAL LOSS CARRYFORWARD.

     As of June 30, 1997, the Company has available for Federal income tax purposes a capital loss carryforward of $5,111,708 expiring in the year 2003.

     Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 1997, the Company has elected to defer losses occurring between November 1, 1996 and June 30, 1997 under these rules:

                               POST-OCTOBER CAPITAL
                        -----------------------------------
                          SHORT TERM            LONG TERM
                        (GAIN) DEFERRAL       LOSS DEFERRAL
                        ---------------       -------------
                          $(36,647)             $731,239

Nations Government Income Term Trust 2003, Inc.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 1997
--------------------------------------------------------------------------------

7.  CAPITAL CONTRIBUTION.

     On May 8, 1996, the Company received $11,201,120, after plaintiffs' legal fees, from NationsBank Corporation in connection with a court-approved settlement of a class action lawsuit brought by certain shareholders and former shareholders of the Company against NationsSecurities and several other affiliates of NationsBank Corporation. The Company was not named as a defendant in the lawsuit. In accordance with the settlement, the proceeds of the settlement were used to purchase a U.S. Treasury Note, with a coupon rate of 5.750% and a maturity of August 15, 2003.

8.  LINE OF CREDIT.

     The Company participates in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement dated February 28, 1997 (the "Agreement"). Advances under the Agreement are taken primarily for temporary purposes, including the repurchase of its outstanding common stock. Under the Agreement, the Company may borrow up to the lesser of $5 million or 25% of its net assets. Interest on borrowings is payable at the Federal Funds Rate plus 0.75% on an annualized basis. The Agreement requires, among other things, that the Company maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement. During the year ended June 30, 1997 the Company had not borrowed under the Agreement.

Nations Government Income Term Trust 2003, Inc.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Government Income Term Trust 2003, Inc. (the "Company") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
August 15, 1997

 Nations Government Income Term Trust 2003, Inc.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

THE PLAN

     The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest your dividends and capital gains distributions in shares of the Company.

PARTICIPATION

     Shareholders of record will receive their dividends in cash unless they have otherwise instructed First Data Investor Services Group, Inc. (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by First Data Investor Services Group, Inc., as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on

Nations Government Income Term Trust 2003, Inc.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (CONTINUED)
--------------------------------------------------------------------------------

the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash as soon as practicable. Consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

     If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2003, Inc., Dividend Reinvestment Plan, c/o First Data Investor Services Group, Inc., P.O. Box 34602, Charlotte, NC 28234, (800) 982-2271.

Nations Government Income Term Trust 2003, Inc.

--------------------------------------------------------------------------------
STOCK REPURCHASE PROGRAM
--------------------------------------------------------------------------------

STOCK REPURCHASE PROGRAM

     The Board of Directors of the Company has approved a plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount.

Nations Government Income Term Trust 2003, Inc.

--------------------------------------------------------------------------------
ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

ANNUAL MEETING OF STOCKHOLDERS

     On September 27, 1996, the Company held its Annual Meeting of Stockholders in Charlotte, North Carolina. Thomas F. Keller was re-elected as a Director of the Company for an additional three-year term, to expire in 1999, by the following votes: 12,376,113 For, and 203,870 Withheld. In the only other matter voted upon at the Annual Meeting, the selection of Price Waterhouse LLP as the Company's independent public accountant for the fiscal year ending June 30, 1997, was ratified by the following votes: 12,299,940 For, 74,981 Against, and 205,062 Abstaining.

                                                        -------------------
                                                        -------------------
                                                             BULK RATE
                                                            U.S. POSTAGE
PO Box 34602                                                   PAID
Charlotte, NC 28234-4602                                     BOSTON, MA
Toll Free 1-800-982-2271                                     PERMIT NO.
                                                               54201
                                                        -------------------
                                                        -------------------